                                                                   EXHIBIT 10.19

                           BUILDING LEASE AGREEMENT

                                By and Between

                      FIRST STATE REALTY OF AMERICA, INC.

                                  as Landlord

                                      and

                      INTERTRUST TECHNOLOGIES CORPORATION

                                   as Tenant

                            Dated: January 24, 2000

                               TABLE OF CONTENTS
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ARTICLE 1 PREMISES..........................................  1
     Section 1.1............................................  1
     Section 1.2............................................  1
ARTICLE 2 TERM; EXTENSIONS..................................  1
     Section 2.1............................................  1
     Section 2.2............................................  1
     Section 2.3............................................  2
     Section 2.4............................................  3
     Section 2.5............................................  3
ARTICLE 3 DEFINITIONS.......................................  4
     Section 3.1 Definitions................................  4
          Additional Rent...................................  4
          Alterations.......................................  4
          Annual Base Rent..................................  4
          Building..........................................  4
          CC&R's............................................  4
          Commencement Date.................................  4
          Effective Date....................................  4
          Environmental Requirements........................  4
          Event of Default..................................  4
          Expiration Date...................................  5
          Extension Term....................................  5
          Extension Term Commencement Date..................  5
          Hazardous Materials...............................  5
          HVAC..............................................  5
          Landlord..........................................  5
          Lease Term........................................  5
          Permitted Use.....................................  5
          Premises..........................................  5
          Real Property Taxes...............................  6
          Rent..............................................  6
          Security Deposit..................................  6
          Tenant............................................  6
          Tenant Affiliate..................................  6
          Tenant's Personal Property........................  6
ARTICLE 4 RENT..............................................  6
     Section 4.1............................................  6
     Section 4.2............................................  7
     Section 4.3............................................  7
     Section 4.4............................................  7
     Section 4.5............................................  7
     Section 4.6............................................  7
ARTICLE 5 POSSESSION, LEASEHOLD IMPROVEMENTS................  8
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                               TABLE OF CONTENTS
                                  (continued)
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     Section 5.1............................................   8
     Section 5.2............................................   8
ARTICLE 6 USE OF PREMISES; LIMITATIONS OF USE...............   8
     Section 6.1............................................   8
     Section 6.2............................................   9
     Section 6.3............................................   9
     Section 6.4............................................   9
     Section 6.5............................................   9
ARTICLE 7 TAXES.............................................  10
     Section 7.1............................................  10
     Section 7.2............................................  10
     Section 7.3............................................  10
     Section 7.4............................................  10
ARTICLE 8 INSURANCE.........................................  11
     Section 8.1............................................  11
     Section 8.2............................................  12
     Section 8.3............................................  12
     Section 8.4............................................  12
     Section 8.5............................................  12
     Section 8.6............................................  12
     Section 8.7............................................  13
ARTICLE 9 INDEMNIFICATION...................................  13
     Section 9.1............................................  13
     Section 9.2............................................  14
ARTICLE 10 UTILITIES AND SERVICE............................  14
     Section 10.1...........................................  14
ARTICLE 11 CONSTRUCTION IMPROVEMENTS........................  14
     Section 11.1...........................................  14
     Section 11.2...........................................  15
ARTICLE 12 REPAIRS AND MAINTENANCE..........................  16
     Section 12.1...........................................  16
     Section 12.2...........................................  16
     Section 12.3...........................................  16
     Section 12.4...........................................  17
ARTICLE 13 DESTRUCTION - FIRE OR OTHER CAUSES...............  17
     Section 13.1...........................................  17
     Section 13.2...........................................  17
     Section 13.3...........................................  18
ARTICLE 14 CONDEMNATION.....................................  18
     Section 14.1...........................................  18
     Section 14.2...........................................  18
     Section 14.3...........................................  18
     Section 14.4...........................................  18
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                               TABLE OF CONTENTS
                                  (continued)
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     Section 14.5...........................................  18
     Section 14.6...........................................  19
     Section 14.7...........................................  19
     Section 14.8...........................................  19
ARTICLE 15 SIGNS AND ADVERTISING............................  19
ARTICLE 16 ENTRY BY LANDLORD................................  20
     Section 16.1...........................................  20
     Section 16.2...........................................  20
     Section 16.3...........................................  20
ARTICLE 17 ASSIGNMENT AND SUBLETTING........................  21
     Section 17.1...........................................  21
     Section 17.2...........................................  21
     Section 17.3...........................................  22
     Section 17.4...........................................  22
     Section 17.5...........................................  22
     Section 17.6...........................................  22
     Section 17.7...........................................  23
     Section 17.8...........................................  23
ARTICLE 18 SUBORDINATION....................................  24
     Section 18.1...........................................  24
     Section 18.2...........................................  24
ARTICLE 19 DEFAULT..........................................  24
     Section 19.1...........................................  24
     Section 19.2...........................................  25
     Section 19.3...........................................  26
     Section 19.4...........................................  26
     Section 19.5...........................................  27
     Section 19.6...........................................  28
     Section 19.7...........................................  28
     Section 19.8...........................................  28
ARTICLE 20 NOTICES..........................................  29
ARTICLE 21 BROKER'S COMMISSIONS.............................  30
ARTICLE 22 MECHANIC'S AND OTHER LIENS.......................  30
     Section 22.1...........................................  30
     Section 22.2...........................................  30
ARTICLE 23 NO RENT ABATEMENT AND QUIET ENJOYMENT............  31
     Section 23.1...........................................  31
     Section 23.2...........................................  31
ARTICLE 24 END OF TERM......................................  31
     Section 24.1...........................................  31
     Section 24.2...........................................  31
     Section 24.3...........................................  32
     Section 24.4...........................................  32
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                                  (continued)
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ARTICLE 25 ESTOPPEL CERTIFICATE.............................  32
     Section 25.1...........................................  32
ARTICLE 26 HAZARDOUS SUBSTANCES.............................  32
     Section 26.1...........................................  32
     Section 26.2...........................................  32
     Section 26.3...........................................  33
     Section 26.4...........................................  33
     Section 26.5...........................................  33
ARTICLE 27 PARKING ENTITLEMENTS.............................  33
     Section 27.1...........................................  33
ARTICLE 28 MISCELLANEOUS....................................  34
     Section 28.1...........................................  34
     Section 28.2...........................................  34
     Section 28.3...........................................  34
     Section 28.4...........................................  34
     Section 28.5...........................................  34
     Section 28.6...........................................  34
     Section 28.7...........................................  34
     Section 28.8...........................................  34
     Section 28.9...........................................  34
     Section 28.10..........................................  34
     Section 28.11..........................................  35
     Section 28.12..........................................  35

     This BUILDING LEASE AGREEMENT (hereinafter the "Lease") dated for reference purposes as of the 24th day of January, 2000 ("Effective Date"), is made by and between FIRST STATE REALTY OF AMERICA, INC., a Delaware corporation, and INTERTRUST TECHNOLOGIES CORPORATION, a Delaware corporation.

                                   ARTICLE 1

                                    PREMISES

     Section 1.1  Landlord hereby leases to Tenant and Tenant hereby leases from
     -----------
Landlord, for the term and subject to the covenants, agreements and conditions hereinafter set forth, those certain premises located at 4800 Patrick Henry Drive, Santa Clara, California (the "Premises") as more particularly described on EXHIBIT A attached hereto and by this reference incorporated herein, and the improvements thereon (the "Building") including the exclusive right to use all parking on the Premises, as such parking may be reconfigured by Tenant from time to time in accordance with all applicable laws and prior written approval by Landlord, subject to the estates, interests, liens, charges, encumbrances and matters set forth in EXHIBIT B annexed hereto and made a part hereof.

     Section 1.2  The "Rentable Area" of the Building is agreed to be fifty-
     -----------
eight thousand three hundred twenty (58,320) square feet. The area of the Premises leased to Tenant hereunder is agreed to be fifty-eight thousand three hundred twenty (58,320) square feet.

                                   ARTICLE 2
                                TERM; EXTENSIONS

     Section 2.1  The term of this Lease (the "Lease Term") shall commence on
     -----------
March 9, 2000 (the "Commencement Date") and terminate on August 31, 2004 (the "Expiration Date"), subject to earlier termination or Tenant's right to extend the Lease Term under the terms of this Lease. Landlord shall tender possession of the Premises to Tenant on or before the Commencement Date, provided that the Commencement Date shall be extended for no more than 60 days for any and all delays resulting from causes beyond the reasonable control of Landlord. If Landlord fails to deliver possession by such date other than due to delays beyond the reasonable control of Landlord, Tenant, as its sole remedy and in lieu of all other remedies provided herein or by law, may, at its election, terminate this Lease by serving on Landlord at any time after the Commencement Date a written Notice of Termination.

     Section 2.2  Landlord hereby grants to Tenant the option to extend the
     -----------
Lease Term for a term of five (5) years at fair market net rent, determined in accordance with Section 2.3 below (the "Extension Term"), upon and subject to the following terms and conditions:

          (a) The Extension Term shall commence on the day next succeeding the Expiration Date of the initial Lease Term.

          (b) Tenant shall exercise such option as to the Extension Term by giving written notice of exercise of the option (the "Option Notice") to Landlord at least one hundred eighty (180) days but no more than two hundred seventy (270) days before the first day of such

Extension Term, time being of the essence. Landlord and Tenant shall have a 30 day period after Landlord receives the Option Notice in which to agree on Annual Base Rent during the Extension Term, which shall include, without limitation, a rent escalation for each year of the Extension Term if market lease rates at that time assume annual rent escalations. If the parties are unable to agree on the Annual Base Rent for the Extension Term within such 30-day period, the Annual Base Rent for the Extension Term shall be the fair market net rent (as defined in Section 2.3 below) for the Premises, which shall be conclusively determined in the manner set forth in Section 2.3 below.

          (c) When exercising such right and on the Expiration Date of the initial Lease Term, Tenant shall not be in default, beyond any applicable grace period, in the performance of any of its obligations under this Lease, or Tenant's exercise of its option shall be deemed ineffective, and this Lease shall terminate on the Expiration Date without notice.

          (d) If Tenant elects to exercise its option to extend the Lease Term, all the provisions of this Lease shall be applicable during each Extension Term except that:

              (i) Tenant shall have no further right to extend this Lease beyond the Extension Term;

              (ii) Effective as of the commencement of the Extension Term ("Extension Term Commencement Date"), the Annual Base Rent in effect shall be increased as set forth in this Section 2.2 and Section 2.3 below.

     As used hereinafter, the term "Lease Term" shall mean the initial Lease Term, plus the Extension Term as to which Tenant gives a timely Option Notice and all references to the Expiration Date shall mean the final day of the Lease Term as so extended.

     Section 2.3
     -----------

          (a) For purposes of this Lease, "fair market net rent" shall be deemed to mean the base amount of rental which would typically be paid by a tenant under a net lease (exclusive of all other sums payable by the tenant under a net lease such as taxes, insurance premiums, common area maintenance charges, repair and restoration costs, and similar charges) for premises of a similar type, design and quality in the same or similar quality geographic area in which the Premises are situated trader market leasing conditions existing at that time and including, without limitation, a rent escalation for each year of the Extension Term if market lease rates at that time assume annual rent escalations.

          (b) Within 10 days after the expiration of the 30-day period described in Section 2.2 above, each party at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five years full-time commercial appraisal experience in the geographical area in which the Premises are located, to appraise and set the then fair market net rent for the Extension Term. If a party does not appoint an appraiser within 10 days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the fair market net rent for the Extension Term.

          (c) If the two appraisers are appointed by the parties as stated in this Section 2.3, they shall meet promptly and attempt to appraise and set the then fair market net rent for the Extension Term. If they are unable to agree within 30 days after the second appraiser has been appointed, they shall attempt to select a third appraiser, meeting the qualifications stated in this Section 2.3, within 10 days after the last day the two appraisers are given to set the Annual Base Rent. If they are unable to agree on a third appraiser, either of the parties to this Lease, by giving 10 days written notice to the other party, may apply to the presiding judge of the Superior Court for Santa Clara County for the selection of a third appraiser who meets the qualifications stated in this Section 2.3. Each of the parties shall bear one-half of the cost of appointing the third appraiser, and of paying the third appraiser's fees. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

          (d) Within 30 days after the selection of the third appraiser, a majority of the appraisers shall appraise and set the fair market net rent for the Extension Term. If a majority of the appraisers are unable to so set the fair market net rent within the stipulated period of time, the three appraisals of same shall be added together and their total divided by three. The resulting quotient shall be the fair market net rent for the Extension Term.

          (e) If, however, the low appraisal and/or the high appraisal are more than 10% lower or higher than the middle appraisal, the low appraisal and/or the high appraisal shall he disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two. The resulting quotient shall be the fair market net rent for the Premises during the Extension Terns.

          (f) If the foregoing appraisal process continues through the Extension Term Commencement Date, Tenant shall continue to pay Annual Base Rent at the rate payable for the last year of the initial term of this Lease. Within 10 days after completion of the appraisal process, Tenant shall pay to Landlord the difference between the adjusted Annual Base Rent and the Annual Base Rent previously paid by Tenant (pursuant to the previous sentence) after the Extension Term Commencement Date.

     Section 2.4  Any holding over by Tenant of all or any part of the Premises
     -----------
after the expiration of the Lease Term shall be construed as a tenancy From month-to-month, upon all of the other terms and conditions as set forth in this Lease, except that Tenant shall pay as Annual Base Rent for the holdover period an amount equal to one hundred fifty percent (150%) of the last Annual Base Rent payable hereunder on a per diem basis plus all Additional Rent payable hereunder. Landlord may terminate such month-to-month tenancy upon 30 days written notice to the Tenant.

     Section 2.5  Upon written notice from Tenant of its need for early
     -----------
possession, Landlord will use reasonable efforts, at no cost or expense to Landlord, to negotiate and execute a written early lease termination agreement between Landlord and the current tenant so that Landlord will be able to deliver possession of the Premises to Tenant prior to the Commencement Date, subject to all of the terms and conditions of this Lease other than the obligation to pay Rent, which obligation shall not commence until March 23, 2000.

                                   ARTICLE 3

                                  DEFINITIONS

     Section 3.1  Definitions.  The following terms shall have the following
     ------------------------
meanings in this Lease:

          "Additional Rent" shall mean all payments other than Annual Base Rent required to be made by Tenant pursuant to this Lease, including without limitation real estate taxes and insurance, as more particularly describe in
Section 4.5 below.

          "Alterations" shall mean any alterations, additions, replacements, rebuilding, changes or improvements made in, on or about the Building or the Premises alter the Commencement Date or earlier occupancy pursuant to Section 2.5, including, but not limited to, lighting, HVAC, electrical, partitioning, fixtures, drapery and carpentry installations.

          "Annual Base Rent" shall have the meaning ascribed to such term in
Section 4.1 hereof.

          "Building" shall have the meaning ascribed to such term in Section 1.1 hereof.

          "CC&R's" shall mean those certain covenants, conditions and restrictions applicable to the Premises included in EXHIBIT B.

          "Commencement Date" shall have the meaning ascribed to such term in
Section 2.1 hereof.

          "Effective Date" shall have the meaning ascribed to such term in the first paragraph on page one.

          "Environmental Requirements" shall mean all present and future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by the federal government or any state or other political subdivision thereof having jurisdiction over the Premises, or any agency, court, or body of the Federal Government, any State or other political subdivision thereof having jurisdiction over the Premises, exercising executive, legislative, judicial, regulatory or administrative functions and relating to or addressing the protection of the environment or human health, including, without limitation, the U.S. Environmental Protection Agency, the Consumer Product Safety Commission, the Food and Drug Administration, the California Water Resources Control Board, the Regional Water Quality Control Board, San Francisco Bay Region, the California Air Resources Board, CAL/OSHA Standards Board, Division of Occupational Safety and Health, the California Department of Food and Agriculture, the California Department of Health Services, and any federal agencies that have overlapping jurisdiction with such California agencies.

          "Event of Default" shall have the meaning ascribed to such term in
Section 19.1 hereof.

          "Expiration Date" shall have the meaning ascribed to such term in
Section 2.1 hereof.

          "Extension Term" shall have the meaning ascribed to such term in
Section 2.2 hereof.

          "Extension Term Commencement Date" shall have the meaning ascribed to such term in Section 2.2(d) hereof.

          "Hazardous Materials" shall mean any material substance that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous or which is now or hereafter regulated under any Environmental Requirement, including without limitation under any of the Environmental Protection Agency's lists of hazardous wastes or which are identified in Sections 66680 through 66685 of Title 22 of the California Code of Regulations, as the same may be amended from time to time or which is or contains petroleum, gasoline, diesel fuel or any other petroleum hydrocarbon product.

          "HVAC" shall mean heating, ventilating and air conditioning.

          "Landlord" as used herein shall mean only the owner for the time being in fee of the Premises, or the owner of the leasehold estate created by an underlying lease, or the mortgagee or the beneficiary under a deed of trust of the fee or of such underlying lease, in possession for the time being of the Premises, so that in the event of any sale or transfer of the Premises, or of the making of any such underlying lease, or of any transfer or assignment or other conveyance of such underlying lease and the leasehold estate thereby created, the seller, lessor, transferor or assignor shall be and hereby is entirely freed and relieved of all agreements, covenants and obligations of Landlord herein and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the parties and the purchase, lessee, transferee or assignee on any such sale, leasing, transfer or assignment that such purchaser, lessee, transferee or assignee has assumed and agreed to carry out may and all agreements, covenants and obligations of Landlord hereunder and that such purchaser, lessee, transferee or assignee has agreed to recognize Tenant's leasehold interest in the Premises; and provided, however, that notwithstanding any such sale, leasing, transfer or assignment, Landlord shall not be released from any liability or obligation to Tenant accruing prior to the date of such sale, leasing, transfer or assignment, nor shall the transferring Landlord be released from its obligation relating to the return of the Security Deposit pursuant to Section 4.6 below, unless said Security Deposit is transferred by Landlord to such purchaser, lessee, transferee, or assignee.

          "Lease Term" shall have the meaning ascribed to such term in Section
2.1 hereof.

          "Permitted Use" shall have the meaning ascribed to such term in
Section 6.1 hereof.

          "Premises" shall have the meaning ascribed to such term in Section
1.1.

          "Real Property Taxes" shall have the meaning ascribed to such term in
Section 7.2.

          "Rent" shall mean Annual Base Rent, as defined in Section 4.1, and Additional Rent, as defined in Section 3.1.

          "Security Deposit" shall mean the Security Deposit, as defined in
Section 4.6.

          "Tenant" shall mean InterTrust Technologies Corporation, a Delaware corporation, and from and after any valid assignment, with the prior written consent of Landlord (if required under this Lease), of the whole of Tenant's interest in this Lease pursuant to the provisions hereof, shall also mean the assignee thereof, subject, however, to the provisions of Section 17.3 herein.

          "Tenant Affiliate" shall have the meaning ascribed to such term in
Section 17.1 hereof.

          "Tenant's Personal Property" shall mean Tenant's trade fixtures, furniture, equipment and other personal property installed or located in the Premises at any time and from time to time.

                                   ARTICLE 4

                                      RENT

     Section 4.1  Tenant agrees to pay to Landlord as annual rent for the use of
     -----------
the Premises (herein referred to as "Annual Base Rent"), in lawful money of the United States, the following SUMS:

Year                           Annual Base Rent         Monthly Installment
----                           ----------------         -------------------
March 23, 2000, through          $1,329,696.00              $110,808.00
March 22, 2001
March 23, 2001, through          $1,378,684.80              $114,890.40
March 22, 2002
March 23, 2002, through          $1,434,672.00              $119,556.00
March 22, 2003
March 23, 2003, through          $1,490,659.20              $124,221.60
March 22, 2004
March 23, 2004, through          $  683,102.16              $128,887.20
August 31, 2004                  (Partial Year)

     Commencing on March 23, 2000, monthly installments of Annual Base Rent shall be due and payable in advance, on the first day of each calendar month during the Lease Term. Monthly installments of Annual Base Rent for any partial calendar months during the Lease Term shall be proportionately reduced. The rent payable from March 23, 2000, through April

30, 2000, shall be due and payable upon execution of this Lease, in the amount of $143,595.00, which shall be made together with an advance payment of $24,960.78 (for a total payment of $168,555.78), representing Real Property Taxes (as defined in Article 7 below) for the remainder of the 1999-2000 tax year. With regard to the adjustment of Annual Base Rent for the period from March 23 through March 31 of each year commencing 2001, an adjustment payment ("March Adjustment") shall be made together with the monthly payment of Annual Base Rent for the month of April immediately following. The 2001 March Adjustment, due and payable April 1, 2001, shall be in fine amount of $1,207.98; the 2002, 2003, and 2004 March Adjustments, due and payable April 1 of each respective year, shall be in the amount of $1,380.51 each.

     Section 4.2   All payments of Rent and other charges which are required to
     -----------
be made by Tenant to Landlord hereunder shall be made payable to and sent to First State Realty of America, Inc. at the address set forth in Article 20 below.

     Section 4.3   It is the purpose and intent of Landlord and Tenant that
     -----------
Annual Base Rent shall be net to Landlord, so that this Lease shall yield, net to Landlord, the Annual Base Rent specified in Section 4.1 hereof in each year during the initial Lease Term of this Lease and the Annual Base Rent specified in Section 2.2 and 2.3 hereof in each year during the Extension Term hereof if extended and that (except for Landlord's maintenance and repair responsibilities under Article 12 hereof) all costs, expenses and charges directly relating to the Premises which may arise or become due during the Lease Term shall be paid by Tenant, and that Landlord shall be indemnified and saved harmless by Tenant from and against the same.

     Section 4.4   The Annual Base Rent shall be paid to Landlord without notice
     -----------
or demand and without abatement, deduction or set-off.

     Section 4.5   All taxes, charges, costs and expenses which Tenant assumes
     -----------
or agrees to pay under any provisions of this Lease together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay the same as herein provided, all other damages, costs and expenses which Landlord may suffer or incur, and any and all other sums which may become due, by reason of any default of Tenant or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease on Tenant's part to be performed, and each or any of them, shall be deemed to be Additional Rent and, in the event of non-payment, Landlord shall have all the rights and remedies herein provided in the case of non-payment, of Annual Base Rent.

     Section 4.6   Upon the execution of this Lease by Tenant, Tenant shall
     -----------
deposit with Landlord, in cash, the sum of One Hundred Twenty-Five Thousand Dollars ($125,000) as and for a Security Deposit to secure the faithful performance by Tenant of each term, covenant and condition to be performed or observed by Tenant under this Lease. If Tenant shall at any time fail to timely make any payment due or fail to timely perform or observe any term, covenant and condition on its part to be performed or observed under this Lease, Landlord may, without waiving or releasing Tenant from any obligation under this Lease, and without waiving its right to treat such failure as a default hereof, use, apply, or retain the whole or any part of the Security

Deposit reasonably necessary to remedy such failure of Tenant and to compensate Landlord for damage it suffers thereby. If Landlord uses, applies, or retains all or any portion of the Security Deposit, Tenant shall, within five (5) business days of written demand by Landlord, remit to Landlord sufficient funds to restore said Security Deposit to its original sum. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be a trustee of the Security Deposit, and may commingle it, use it in ordinary business, transfer or assign it, or use it in any combination of those ways. Tenant shall not be entitled to any interest on the Security Deposit. Said Security Deposit shall be returned to Tenant within 30 days following the expiration or sooner termination of this Lease and surrender of the Premises by Tenant, to the extent not already applied by Landlord in the manner described above.

                                   ARTICLE 5

                       POSSESSION, LEASEHOLD IMPROVEMENTS

     Section 5.1   Landlord shall, on or before the Commencement Date, deliver
     -----------
actual possession of the Premises to Tenant with the roof, HVAC system, electrical system, plumbing, and lighting in good working condition. Landlord shall keep the roof, HVAC system, electrical system, plumbing and lighting in good working condition for up to ninety (90) days after the Commencement Date, except that Tenant shall repair, at its sole cost, any system failure caused by Tenant's or Tenant's agents', employees' or contractors' negligence, willful misconduct, or abuse. Landlord shall, no later than five (5) days before the Commencement Date, have the Premises, including the interior and exterior windows, professionally cleaned. In addition, Landlord shall use reasonable efforts to resurface and re-stripe the asphalt portions of the parking areas located on the Premises no later than thirty (30) days after the Commencement Date. Except as expressly set forth in this Section 5.1, Tenant accepts the Premises in their "as is" condition. Tenant acknowledges that it has made full and complete investigations and inspections of the Premises, and Tenant accepts the Premises and acknowledges that the Premises are in good order, condition, and repair.

     Section 5.2   Landlord hereby represents to Tenant that, to the best of
     -----------
Landlord's actual knowledge, Landlord has not received notice of any building code or governmental agency violation. Except for such representation, Tenant covenants that no representations, statements or warranties, express or implied, have been made by or on behalf of Landlord in respect of the condition of the Premises, or the use or occupation that may be made thereof, and that Landlord shall in no event whatsoever be liable for, and Tenant waives any claims it may have against Landlord for, any defects therein. Landlord agrees that Tenant shall not be liable for any latent defects in the Building foundation, exterior walls and roof except that Tenant shall be responsible for any and all defects, latent or patent, in the Building foundation, exterior walls and roof caused by its contractors in connection with completing any tenant improvements.

                                   ARTICLE 6

                      USE OF PREMISES; LIMITATIONS OF USE

     Section 6.1 Permitted Use.  Tenant shall be permitted to use the Premises
     -------------------------
for software development, storage and distribution, offices, marketing and any other lawful uses incidental to the foregoing (in each case, a "Permitted Use"), in full compliance with all applicable laws, ordinances, statutes, rules, and regulations, the certificate of occupancy for the Premises, and the matters set forth in EXHIBIT B annexed hereto, and for no other use or uses whatsoever.

     Section 6.2 Compliance with Laws.  Tenant shall comply with all laws,
     --------------------------------
ordinances, statutes, rules, and regulations concerning the Premises or Tenant's use of the Premises, whether the same are presently in effect or hereinafter enacted, including, without limitation, compliance with all Environmental Requirements (except for compliance obligations arising from Hazardous Materials existing on or under the Premises prior to the Commencement Date), the obligation at Tenant's cost to alter, maintain, or (subject to the terms and conditions of Article 13 and Article 14) repair the Premises (except for repair and maintenance obligations of Landlord hereunder) in compliance and conformity with all laws relating to the condition, use, or occupancy of the Premises during the Lease Term.

     Section 6.3 No Unlawful Occupancy.   Tenant shall not use or occupy the
     ---------------------------------
Premises, nor permit or suffer the Premises or any part thereof to be used or occupied, for any unlawful or illegal business, use or purpose, nor for any business, use or purpose reasonably deemed by Landlord disreputable or extrahazardous, nor in such manner as to constitute a nuisance of any kind, nor for any purpose or in any way in violation of any present or future governmental laws, ordinances, requirements, orders, directions, rules or regulations applicable to the Premises. Tenant shall immediately upon the discovery of any such unlawful, illegal, disreputable or extrahazardous use take all necessary steps, legal and equitable, to compel the discontinuance of such use and, if necessary to discontinue such use, to oust and remove any subtenants, occupants, or other persons guilty of such unlawful, illegal, disreputable or extrahazardous use.

     Section 6.4 Waste; Nuisance.
     ---------------------------

          (a) Tenant shall not use the Premises in any manner that will constitute waste, nuisance, or unreasonable annoyance (including, but without limitation, the use of loudspeakers or sound or light apparatus that can be heard or seen outside the Premises in violation of the CC&Rs or applicable legal requirements) to owners or occupants of adjacent properties.

          (b) Tenant shall not use the Premises for sleeping, washing clothes, or the preparation, manufacture, or mixing of anything that might emit any odor or objectionable noises or lights onto adjacent properties.

          (c) No secondhand store, auction, distress or fire sale, or bankruptcy or going-out-of-business sale may be conducted on the Premises without Landlord's prior written consent. Tenant shall not sell or display merchandise outside the confines of the Building.

     Section 6.5 Overloading. Tenant shall not do anything on the Premises that
     -----------------------
will cause damage to the Premises. No machinery, apparatus, or other appliance shall be used or operated in or on the Premises that will in any manner damage the Premises.

                                   ARTICLE 7

                                     TAXES

     Section 7.1    Tenant shall pay before delinquency all taxes or assessments
     -----------
that become payable during the Lease Term which are levied or assessed upon Tenant's Personal Property.

     Section 7.2    Tenant shall be responsible to pay, reimburse and indemnify
     -----------
Landlord for all taxes, assessments, water rents, rates and charges, sewer rents, transit taxes, excises, levies and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen or unforeseen, and each and every installment thereof which shall or may during the Lease Term be charged, laid, levied, assessed, imposed, become due and payable, or liens upon, or arise in connection with the use, occupancy or possession of, or grow due or payable out of, or for, the Premises or any part thereof, or any buildings, appurtenances or equipment thereon or therein or any part thereof, the rent, income or other payments received from subtenants by Tenant or anyone claiming by, through or under Tenant, any tax attributable to the execution, delivery, or recording of this Lease or any modification thereof, and all taxes charged, laid, levied, assessed or imposed in lieu of or in addition to the foregoing under or by virtue of all present or future laws, ordinances, requirements, orders, directions, rules or regulations of the federal, state, county and municipal governments and of all other governmental authorities whatsoever, and all fees and charges of public and governmental authorities for construction, maintenance, occupation or use during the term of any vault, passageway or space in, over or under any sidewalk or street on or adjacent to the Premises, or for construction, maintenance or use during the term of any part of any building covered hereby within the limits of any street (all of the foregoing being collectively referred to herein as "Real Property Taxes"). Real Property Taxes shall not, however, include any penalties, interest, or other charges imposed or incurred by reason of Landlord's failure to pay any Real Property Taxes as the same shall become due (unless such failure by Landlord is due to Tenant's failure to timely pay Real Property Taxes). Tenant shall pay before their due date, any and all of the Real Property Taxes to Landlord within the later of ten (10) days after receipt from Landlord of a tax bill or other evidence that the Real Property Taxes are due and payable, or twenty (20) days before the Real Property Taxes are delinquent.

     Section 7.3    All such Real Property Taxes which shall be charged, laid,
     -----------
levied, assessed or imposed for each fiscal period in which the Lease Term commences and terminates shall be apportioned pro rata between Landlord and Tenant in accordance with the respective portions of each such fiscal period during which such Lease Term shall be in effect based on a 365 day year. Supplementing the foregoing, Tenant shall be solely responsible for any increases in Real Property Taxes which result from the transfer of the Premises to the Tenant.

     Section 7.4    Nothing herein contained shall require or be construed to
     -----------
require Tenant to pay any estate, succession, transfer, gift, franchise, or corporation income tax, that is or may be imposed upon Landlord; provided however, that if at any time during the Lease Term the methods of taxation prevailing at the commencement of the Lease Term shall be altered so that in lieu of, as a substitute for, or an addition to the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed and imposed, (i) a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy, or otherwise, on the rents received therefrom, or (ii) a tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the Premises and imposed upon Landlord, or
(iii) a license fee measured by the rent payable by Tenant under this Lease, or
(iv) a tax, assessment, levy, imposition or charge, wholly or partially attributable to the execution, delivery, or recording of this Lease or any modification thereof, then to the extent that such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based, would be payable if the Premises were the only property of Landlord subject thereto, Tenant shall pay and discharge the same as herein provided. Tenant's tax obligations shall not include any environmental assessments, charges or liens arising in connection with remediation of Hazardous Materials existing on the Premises prior to the Tenant taking possession.

     Tenant shall have the right, with Landlord's written approval, which approval shall not be unreasonably withheld, at any time and at Tenant's expense, to contest in good faith by judicial proceedings or otherwise, any real or personal property assessment, valuation or tax reasonably deemed to be excessive by Tenant, and in such event Tenant shall not be obligated to pay such assessment, valuation or tax until a final judicial determination of such contest, but shall post such bonds as required by law to protect Landlord throughout any such contest. If a reduction of taxes is obtained for any year of the Term during which Tenant paid such taxes, to the extent Landlord receives a refund of such taxes, Landlord shall refund such amount to Tenant within five
(5) days after such reduction is received by Landlord, which refund obligation shall survive the expiration or sooner termination of this Lease.

     If, by applicable law, any taxes or assessments may be paid in installments at the option of the taxpayer, then whether or not Landlord elects to pay taxes and assessments in such installments, Tenant's liability for such taxes and assessments shall be computed as if such election had been made, and only the installments thereof which would have become due during the Term shall be included in Tenant's tax obligations.

                                   ARTICLE 8

                                   INSURANCE

     Section 8.1    Tenant, at its cost, shall maintain commercial general
     -----------
liability insurance against claims for personal injury, bodily injury, death and property damage in or about the Premises with a liability limit in the amount of $5,000,000 in respect of personal injury or death to any one person, and of not less than $5,000,000 in respect of any one occurrence, and of not less than $5,000,000 for property damage, insuring against all liability of Tenant and its authorized representatives arising out of or in connection with Tenant's use or occupancy of the Premises. All such liability insurance shall insure performance by Tenant of the indemnity provisions of Section 9.1. Landlord (and, if Landlord requests, its lender) shall be named as an additional insureds, and the policy shall contain cross-liability endorsements, but only to the extent the insurance insures Tenant's performance of its indemnity obligations under Section 9.1. Not more frequently than each three (3) years, if, in the opinion of Landlord's lender or the reasonable opinion of an insurance broker retained by Landlord, the amount of commercial liability insurance coverage at that time is not adequate, Tenant shall increase the liability limit of the insurance coverage as reasonably recommended by either Landlord's lender or Landlord's insurance broker. Tenant shall, at its sole cost and expense, procure and maintain at all times when any alterations are being made, (i) owner's contingent or protective liability insurance covering claims not covered by or under the provisions of the above mentioned commercial general liability insurance policy, (ii) contractual liability insurance covering the indemnity contained in section 9.1 hereof, (iii) host liquor liability insurance, and (iv) builder's risk completed value coverage for 100% of the contract price, deleting all co-insurance penalties, against all risks insured against pursuant to section 8.4 hereof.

     Section 8.2    Tenant, at its sole cost, shall maintain on all its personal
     -----------
property, tenant improvements, and alterations, in, on, or about the Premises, a policy providing "Special Form" coverage, to the extent of 100% of their full replacement value providing for a reasonable deductible approved annually by Landlord.

     Section 8.3    Landlord shall maintain on the Building a policy covering
     -----------
such property on a "Special Form" basis including, at Landlord's sole election, the perils of earthquake to the extent of 100% of full replacement value, and containing other endorsements designated by Landlord in its sole discretion, including, without limitation, an endorsement guaranteeing sufficient coverage to restore the Building to building codes then in effect, and containing no exclusion for Hazardous Materials contamination due to fire or other causes. Tenant shall reimburse Landlord for the cost of such insurance during the term of the Lease from time to time upon delivery of the insurance premium invoice.

     Section 8.4    Landlord shall, at its election, maintain loss of rents
     -----------
insurance insuring the minimum monthly rent and real property taxes. Said insurance shall provide coverage for a period of one (1) year if the Building is destroyed or rendered inaccessible by a risk insured against by the policy of standard fire and extended coverage insurance, with related endorsements, described in Section 8.4. Said insurance shall provide that in the event this Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one (1) full years' loss of rent from the date of any such loss. Tenant shall reimburse Landlord for the cost of such insurance during the term of the Lease from time to time upon delivery of the insurance premium invoice.

     Section 8.5    Tenant at its sole cost shall maintain Worker's Compensation
     -----------
insurance in the amounts and as required by the State of California.

     Section 8.6    The parties release each other, and their respective
     -----------
authorized representatives, from any claims for damage to any person or to the Premises, and to the fixtures, personal property, tenant improvements, and alterations of either Landlord or Tenant in or on the Premises that are caused by or result from risks insured against under the fire and extended coverage insurance policies and commercial liability policies carried by the parties and in force at the time of any such damage. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by such policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under such insurance policy. If any such insurance policy cannot be obtained with a waiver of subrogation, the party undertaking to obtain the insurance shall give notice to the other party of this fact. With respect to the insurance described in Sections 8.1 and
8.3 hereof, the other party shall have a period of 10 days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the party which gave notice and that will carry the insurance with a waiver of subrogation, at the sole cost of Tenant, or if the insurance cannot be obtained, the party which gave notice is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved. With respect to insurance other than those policies described in Sections 8.1 and 8.3 hereof, the other party may purchase or reimburse for the purchase of such subrogation coverage.

     Section 8.7    All the insurance required under this Lease shall: (i) be
     -----------
issued by insurance companies admitted to do business in the State of California, with a financial rating of at least an A-VIII status as rated in the most recent edition of Best's Insurance Reports and consented to by Landlord;
(ii) as to coverage provided for Landlord as an additional insured, such shall be primary to, and not contributing with any other insurance available to Landlord. Any other insurance maintained by Landlord is excess insurance; (iii) at the insuring party's option, be part of a blanket policy, provided that such party shall furnish to the other party written evidence specifying the amount of the total insurance allocated to the Premises, which shall not be less than that required by Sections 7.2 and 7.3 hereof; (iv) contain an endorsement requiring 30 days written notice from the insurance company to both parties and to Landlord's lender, if applicable, before cancellation or material change in the coverage, scope, or amount of any policy; and (v) be evidenced by certificates to be obtained by the party obtaining the insurance and delivered to the other party within 10 days after the date such insurance is required to be in effect. All policies of insurance provided for in Sections 7.2, 7.3, and 7.4 hereof shall name Landlord and, to the extent required under any Landlord's encumbrance, Landlord's lender as the insured or additional insureds, as their respective interests may appear.

                                   ARTICLE 9

                                INDEMNIFICATION

     Section 9.1    Except for Landlord's active negligence or willful
     -----------
misconduct, or that of its agents, employees, or contractors, Tenant shall indemnify and save harmless Landlord against and from all costs, expenses, liabilities, losses, damages, injunctions, suits, actions, causes of action, fines, penalties, claims and demands of every kind or nature, including without limitation reasonable attorneys' fees and costs, by or on behalf of any person, party or governmental authority whatsoever to the extent arising out of (a) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Lease on Tenant's part to be performed, (b) any accident, injury or damage which shall happen in or about the Premises however occurring, and any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation of the Premises, or any part hereof during the Lease Term, (c) any accident, injury or damage which shall happen on or under the streets, sidewalks, curbs or vaults in front of or adjacent to the Premises and any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation thereof during the Lease Term, if resulting form the act, omission, negligence or misconduct of Tenant, its agents, employees or invitees; (d) Tenant's failure to comply with any laws, ordinances, requirements, orders, directions, rules or regulations of any federal, state, county or city governmental authority, or (e) any mechanic's lien, conditional bill of sale, chattel mortgage, security agreement or financing statement made with respect to or filed against the Premises or any equipment therein or any materials used in the construction or alteration of any building or improvement thereon, made by the Tenant. Notwithstanding the foregoing, Tenant's indemnification obligations under this Section 9.1 shall not extend to any costs, expenses, liabilities, losses, damages, injunctions, suits, actions, causes of action, frees, penalties, claims, or demands arising out of
(i) Landlord's failure to perform its obligations under this Lease, or (ii) any Hazardous Materials for which Tenant is not otherwise responsible under this Lease, except for any act by Tenant or any agent, employee, or contractor of Tenant with respect to any Hazardous Materials present on or about the Premises prior to the Commencement Date.

     Section 9.2    Tenant is and shall be in exclusive control and possession
     -----------
of the Premises as provided herein, and Landlord shall not in any event whatsoever be liable for any injury or damage to any property or to any person happening on or about the Premises, nor for any injury or damage to any property of Tenant, or of any other person contained therein, except for injury, damage, liability or claims caused by the negligence or willful misconduct of Landlord. The provisions hereof permitting Landlord to enter and inspect the Premises are made for the purpose of enabling Landlord to be informed as to whether Tenant is complying with the agreements, terms, covenants and conditions hereof, and to do such acts as Tenant shall fail to do following any applicable notice and cure periods.

                                  ARTICLE 10

                             UTILITIES AND SERVICE

     Section 10.1   Tenant shall provide for and shall pay the costs
     ------------
for all water, gas, electricity, sewage, telephone and other services and utilities supplied to the Premises, Landlord shall not be required to furnish to Tenant any utilities or services of any kind whatsoever during the Lease Term, such as, but not limited to, water, steam, heat, gas, hot water, electricity, light and power. Landlord shall in no event be required to make any Alterations or repairs (except let repairs required to be made by Landlord as set forth in Section 12.1 hereof) during the Lease Term. At Tenant's sole cost and expense, Landlord shall cooperate fully with Tenant in the manner and to the extent reasonably required by Tenant in obtaining such services for the Premises during the Lease Term. Landlord shall not be liable to Tenant for any interruption or failure of any utility services to the Premises from any cause whatsoever nor shall such constitute a constructive eviction or give rise to a right of rent offset or abatement or effect the obligations of Tenant under this Lease in any other way whatsoever.

                                  ARTICLE 11

                           CONSTRUCTION IMPROVEMENTS

     Section 11.1 Except for nonstructural Alterations not exceeding $25,000 in the aggregate, Tenant shall not make or suffer to be made any Alterations in, on or to the Premises or any part thereof without the prior written consent of Landlord which consent shall not be unreasonably withheld, conditioned, or delayed. When applying for any such consent, Tenant shall furnish plans and specifications for the Alterations. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant in connection with such Alterations. Landlord shall have the right to post and keep posted at the Premises any notices which Landlord may reasonably deem proper for the protection of Landlord, the Premises and/or the Building from such liens. Furthermore, Tenant shall not at any time during the Lease Term make any Alteration in or to the Premises or to any building thereon, unless:

          (a) the same shall be performed in a professional workmanlike manner, at Tenant's sole cost and expense, and shall not weaken or impair the structural strength, or lessen the value, of such buildings as shall be on the Premise at the time, or change the purposes for which such buildings may be used (other than for the uses permitted under Section 6.1 of this Lease);

          (b) Tenant shall pay when due or bond all claims for labor or material furnished to or for Tenant at or for use in or on the Premises, which claims may be secured by any mechanics or materialmen's lien against the Premises or any interest therein; and Tenant shall hold Landlord harmless from any and all claims, costs, or damages arising from labor or materials so furnished or alleged to have been furnished. Tenant agrees to promptly pursue and resolve any illegitimate claims for labor and materials and, if necessary, Landlord shall cooperate in the resolution of such claims at Tenant's expense. Tenant shall deliver to Landlord written notice of its intention to commence any work on or in the Premises at least ten (10) days prior to such commencement, and Landlord shall have the right, but not the obligation, to post a notice of non-responsibility at the Premises as provided by law;

          (c) before the commencement of any such work, such plans and specifications shall be filed with and approved by all governmental departments or authorities having jurisdiction, and any public utility company having an interest therein, and all such work shall be done subject to and in accordance with the requirements of law and local regulations of all governmental departments or authorities having jurisdiction and of such public utility company, including, without limitation, any requirements that Tenant obtain construction permits for such work and a certificate of occupancy upon completion; and

          (d) furnish to Landlord a letter guaranteeing the completion of such work, free and clear of all liens, encumbrances, chattel mortgages, conditional bills of sale, security agreements and financing statements according to said plans and specifications therefore. None of the foregoing requirements shall prevent Tenant from contesting in good faith any lien against the Premises, as long as such contest prevents foreclosure of the lien and Tenant causes such lien to be bonded or insured over in a manner acceptable to Landlord in its sole discretion.

     Section 11.2   Unless otherwise provided by Landlord in writing
     ------------
at the time Landlord approves Tenant's request for such Alterations, all Alterations to the Premises made by Tenant shall become the property of Landlord and shall remain upon the Premises at the expiration of this Lease, except that Tenant may remove all personal property, trade fixtures, machinery and equipment installed by Tenant, and fully restore and damage caused by such removal. Landlord shall provide written notice to Tenant at the time when Landlord's approval is given for such Alteration, indicating whether Landlord requires Tenant ripen such expiration or termination of this Lease to remove any or all such Alterations, and restore the Premises to the condition that would exist except for such Alterations. For any Alterations for which the consent of Landlord is not required under Paragraph 11.1 above, at Landlord's sole election, (i) Tenant shall, at Tenant's sole expense, promptly remove such Alterations upon expiration or earlier termination of this Lease and restore the Premises to the condition existing as of the Commencement Date, normal wear and tear excepted, or (ii) such Alterations shall become the property of Landlord and shall remain upon the Premises at the expiration of this Lease, except that Tenant may remove all personal property, trade fixtures, machinery and equipment installed by Tenant, and fully restore and damage caused by such removal. Such removal, restoration, and repair shall be completed by Tenant not later than the expiration or sooner termination of this Lease.

                                  ARTICLE 12

                            REPAIRS AND MAINTENANCE

     Section 12.1   Except as otherwise provided in Articles 5, 6, and 12
     ------------
hereof, Tenant shall, at all times during the Lease Term, and at its own cost and expense, keep and maintain in good order, condition, and repair, ordinary wear and tear and damage caused by the acts of Landlord, its agents, contractors or employees, by the failure of Landlord to perform its obligations, or by condemnation, fire or other casualty excepted, the Building and all other improvements on the Premises as of the Commencement Date of the Lease Term and thereafter erected by Tenant on the Premises, or forming part thereof, and their full equipment and appurtenances, including without limitation, all plate glass, doors, interior non-bearing walls and partitions, ceilings and the electrical, plumbing, lighting, heating, and air conditioning systems, and make all repairs thereto and restorations, replacements and renewals thereof, both inside and outside, structural and nonstructural, extraordinary and ordinary, foreseen or unforeseen, howsoever the necessity or desirability for repairs may occur, and whether or not necessitated by latent defects or otherwise; and shall use all reasonable precaution to prevent waste, damage or injury. Landlord shall maintain and repair only the Building foundation, exterior walls and windows, parking lot foundation, and roof, provided that these items are not in any way affected or disturbed by any tenant improvements or such maintenance and/or repair was caused by Tenant's use of the Premises, or by the acts of Tenant, its agents, employees, contractors, licensees, or invitees (collectively, "Tenant Causes"). If it is determined that any such maintenance or repair is required due to any Tenant Causes, Tenant shall be responsible for the cost of such maintenance and/or repair, subject to Section 8.7 above and Article 13 below. Notwithstanding the foregoing, Landlord shall bear the cost in excess of $2,500 of any single act of maintenance, repair, or replacement of any single HVAC unit servicing all or any portion of the Premises, except where such maintenance, repair, or replacement is made necessary by the acts or omissions of Tenant, its agents, employees, contractors, licensees, or invitees, or by the breach by Tenant of any of its obligations trader this Lease.

     Section 12.2   Tenant shall also, at Tenant's sole cost and expense, put,
     ------------
keep, replace and maintain in thorough repair and in good, safe and substantial order and condition, and free from dirt, snow, ice rubbish and other obstructions or encumbrances, the sidewalks, areas, sidewalk hoists, railings, gutters and curbs, and all other exterior areas and shall maintain the landscaping at the Premises in good condition.

     Section 12.3   All of Tenant's Personal Property shall remain the property
     ------------
of Tenant, and Tenant shall have the right to remove the same at any time during the Lease Term or when vacating the Premises. Tenant shall repair any damage caused to the Premises by reason of the removal of its fixtures, machinery and equipment. At the end of the Lease Term, Tenant shall surrender the Premises to Landlord broom clean and in good condition except for reasonable wear and tear, any damage caused by the acts of Landlord, it agents, contractors, or employees, by the failure of Landlord to perform its obligations hereunder, or by condemnation or fire or other casualty and any tenant improvements.

     Section 12.4   Tenant waives the benefits of any law existing now or at any
     ------------
time during the term of this Lease and any extension thereof or thereafter giving Tenant rights or remedies as a result of the physical condition of the Premises, and, without limitation, Sections 1932, 1933, 1941, 1941.2, 1942, and. 1942.1 of the Civil Code of California, as well as all right to make repairs at the expense of Landlord or to terminate this Lease as provided in said Sections of the Civil Code or otherwise, except as expressly provided herein.

                                  ARTICLE 13

                      DESTRUCTION - FIRE OR OTHER CAUSES

     Section 13.1   If, during the Lease Term, the Building, improvements or the
     ------------
equipment (other than Tenant's Personal Property) on, in or appurtenant to the Premises at the commencement of the Lease Term or thereafter erected thereon or therein shall be destroyed or damaged in whole or in part by fire or other cause, Tenant shall give to Landlord immediate notice thereof. Landlord shall use reasonable efforts to provide Tenant with written notice of the estimated time for repairs within thirty (30) days following the damage or destruction in question. Provided that sufficient insurance proceeds, as reasonably estimated by Landlord, are available for such repair, including deductibles, Landlord shall, at its own cost and expense, use reasonable efforts to repair, replace and rebuild the same, at least to the extent of the value and as nearly as possible to the character of the Building and improvements and the equipment therein existing immediately prior to such occurrence (other than Tenant's Personal Property) as soon as reasonably possible; however, Landlord shall in no event be called upon to repair, replace or rebuild any such buildings, improvements or equipment, nor to pay any of the costs or expenses thereof beyond or in excess of the insurance proceeds as herein provided. Notwithstanding the foregoing, to the extent that the time for such repairs shall reasonably be estimated by Landlord to exceed 180 days or if the Building is destroyed to an extent greater than fifty percent (50.0%) of the replacement cost, Landlord or Tenant may elect to terminated this Lease, and so long as (where the damage or destruction has been caused by the act or omission of Tenant, or any agent, employee, officer, contractor, licensee, or invitee of Tenant) the Landlord receives the insurance proceeds for loss of rent for the term remaining on this Lease at such time, Tenant may likewise elect to terminate this Lease. Provided Landlord has received the insurance proceeds for loss of rent (where the damage or destruction has been caused by the act or omission of Tenant, or any agent, employee, officer, contractor, licensee, or invitee of Tenant), if this Lease is not otherwise terminated as provided above and Landlord thereafter fails to complete the restoration and re-deliver possession of the damaged portions of the Premises to Tenant within two hundred ten (210) days following the damage or destruction in question, Tenant may elect to terminate this Lease. If Landlord does not receive the insurance proceeds for loss of rent (where the damage or destruction has been caused by the act or omission of Tenant, or any agent, employee, officer, contractor, licensee, or invitee of Tenant), Tenant shall not be entitled to terminate this Lease.

     Section 13.2   Except as specifically provided herein, this Lease shall not
     ------------
terminate or be affected in any manner by reason of damage to or substantial or partial destruction of the buildings, improvements or equipment on, in or appurtenant to the Premises at the commencement of the Lease Term or thereafter erected thereon or therein, or by reason of the untenantability of the Premises, or any part thereof, for or due to any reason or cause whatsoever, except that Tenant shall be entitled to abatement of Rent in proportion to the area that is rendered untenantable or is not reasonably usable by Tenant for its purposes by reason of the damage or destruction in question bears to the area of the Building as a whole, which abatement shall commence upon the occurrence of the damage or destruction in question and shall continue until the restoration of the Building or damaged portion thereof is completed and possession thereof is re-delivered to Tenant, but where the damage or destruction has been caused by the act or omission of Tenant, or any agent, employee, officer, contractor, licensee, or invitee of Tenant, then only to the extent of payments received by Landlord under any loss of rents insurance coverage.

     Section 13.3   Tenant waives the provisions of Civil Code Section 1932 (2)
     ------------
and Civil Code Section 1933 (4) with respect to any destruction of the Premises.

                                  ARTICLE 14

                                 CONDEMNATION

     Section 14.1   In the event that the Premises or any part hereof, shall be
     ------------
taken in condemnation proceedings or by exercise of any right of eminent domain or by any agreement in lieu thereof, Landlord shall be entitled to collect the entire award made in any such proceeding without deduction therefrom for any estate hereby vested in or owned by Tenant, subject to the rights of the holder of any mortgage to which this Lease is or shall be subject and subordinate, and subject also to Tenant's rights as set forth below in this Article 14. Tenant agrees to execute any and all further documents that may be reasonably required in order to facilitate collection and distribution by Landlord of any and all such awards.

     Section 14.2   If at any time during the Lease Term the whole of
     ------------
the Premises shall be so taken or condemned, this Lease shall terminate and expire on the date upon which title shall vest in the condemning authority ("the date of the taking") and the Annual Base Rent provided to be paid by Tenant shall be apportioned and paid to such date.

     Section 14.3   If only a part of the Premises shall be so taken or
     ------------
condemned, this Lease shall be unaffected by such taking, except that Tenant may elect to terminate this Lease, in the event of a partial taking, if the remaining area of the Premises and/or the means of access thereto shall not be reasonably sufficient for Tenant to continue the operation of its business. Tenant shall give notice of such election to Landlord not later than thirty (30) days after (i) notice of such taking is given by Landlord to Tenant, or (ii) the date of such taking, whichever occurs sooner. Upon the giving of such notice by Tenant, this Lease shall terminate on the date of such taking and the Annual Base Rent shall be prorated as of such termination date. Upon such partial taking and this Lease continuing in force as to any part of the Premises, the Annual Base Rent apportioned to the part taken shall be prorated and adjusted as of the date of taking and from such date the Annual Base Rent for the Premises and Additional Rent shall be payable pursuant to Article 4 according to the rentable area remaining.

     Section 14.4   Landlord shall be entitled to receive the entire award,
     ------------
subject to Tenant's rights as set forth in this Article 14.

     Section 14.5   In the event of a partial taking which shall not result in
     ------------
termination of this Lease, Landlord shall use reasonable efforts to rebuild, repair and restore the remainder of any building on the Premises affected thereby to a complete, independent and self-contained architectural unit, for the purposes in use before the taking, as soon as reasonably possible, to the extent of condemnation proceeds received by Landlord; provided, however, that in the event insufficient or no condemnation award is available to cover the cost of restoration of the Premises, either party may terminate this Lease if Landlord elects not to provide additional funds for restoration and Tenant elects not to provide the additional funds.

     Section 14.6   In case of any governmental action, not resulting in the
     ------------
taking or condemnation of any portion of the Premises but creating a right to compensation therefor, such as, without limitation, the changing of the grade of any street upon which the Premises abut, or if less than a fee title to all or any portion of the Premises shall be taken or condemned by any federal, state, municipal or governmental authority for temporary use or occupancy, unless such taking unreasonably interferes with Tenant's use of the Premises in which case Tenant may terminate this Lease, this Lease shall continue in full force and effect without reduction or abatement of rent, and the rights of Landlord and Tenant shall be unaffected by the other provisions of this Article 14 and shall be governed by applicable law; provided, however, that:

          (a) if any such temporary taking for a period not extending beyond the Lease Term results in changes or alterations in the Building, improvement, equipment, required parking or utility infrastructure on the Premises which would necessitate an expenditure to restore the same to their former condition, or if any other such governmental action shall require alteration to be made in the Building, improvement or equipment to adapt the same to the change of grade or other result of such action, then any award or payment made to cover the expenses of such restoration or alterations shall be received by Landlord and applied thereto, or

          (b) if any such temporary taking is for a period extending beyond the Lease Term, the amount of any award or payment allowed or retained for restoration of any building, improvement or equipment on the Premises, shall remain the property of Landlord if this Lease shall expire prior to the restoration of the same to their former condition.

     Section 14.7   Each party waives any statutory right in conflict with the
     ------------
provisions hereof, including without limitation the provisions of the Code of Civil Procedure Section 1265.130 allowing either party to petition the superior court to terminate this Lease in the event of a partial taking of the Premises.

     Section 14.8   Notwithstanding anything contained in this Article 14 to the
     ------------
contrary, Tenant shall be entitled to seek a separate award from the condemning authority for the taking of any Tenant's Personal Property, for the interruption of Tenant's business or its moving or other relocation costs, and for the loss of goodwill, and Landlord shall have no right, title or interest in or to any separate award made therefor; provided that no such award shall reduce any award made to Landlord.

                                  ARTICLE 15

                             SIGNS AND ADVERTISING

     Tenant shall not place any sign on or around the Premises without the advance written consent of City authorities and Landlord, such consent of Landlord not to be unreasonably delayed, conditioned, or withheld. Tenant shall maintain any such signs to which Landlord has consented in good condition at its sole cost and expense. Landlord may enter upon the Premises and remove any sign not complying with the terms of this section at Tenant's expense.

                                  ARTICLE 16

                               ENTRY BY LANDLORD

     Section 16.1   Landlord and its agents shall have the right to enter into
     ------------
and upon the Premises at all reasonable times for the purpose of examining and exhibiting the same; provided, however, that Landlord shall provide notice to Tenant at least 48 hours in advance thereof, except in case of all emergency. Supplementing the foregoing, Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times for any of the following purposes;

          (a) To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease;

          (b) To serve, post, or keep posted any notices required or allowed under the provisions of this Lease;

          (c) To post "for sale" signs at any time, and to post "for rent" or "for lease" signs during the last six (6) months of the Lease Term, or during any period while Tenant is in default beyond any applicable cure period;

          (d) To show the Premises to prospective tenants at any time during the last six (6) months of the Lease Term, and to show the Premises to prospective brokers, agents, buyers, tenants, or persons interested in an exchange, at any time during the Lease Term;

          (e) To shore the foundations, footings, and walls of the Building and other improvements that are a part of the Premises and to erect scaffolding and protective barricades around and about the Premises, but not so as to prevent entry to the Premises, and to do any other act or thing necessary for the safety or preservation of the Premises if any excavation or other construction is undertaken or is about to be undertaken on any adjacent property on which excavation or construction is to take place and the adjacent property owner's authorized representatives; and

          (f) to conduct any tests at the Premises which Landlord deems reasonable or necessary including, without limitation, ground water tests and core soil tests, provided, however, that Landlord shall not unreasonably disturb Tenant's operations and occupancy.

     Section 16.2   Landlord shall not be liable in any manner for any
     ------------
inconvenience, disturbance, loss of business, nuisance, or other damage arising out of Landlord's entry on the Premises as provided in this Article unless due to Landlords or its agents' acts, omissions, negligence or willful misconduct.

     Section 16.3   Tenant shall not be entitled to an abatement or reduction of
     ------------
rent if Landlord exercises any rights reserved in this Article. Landlord shall use reasonable efforts, in the exercise of its rights under this Article 16 by itself or its agents, to minimize interference with Tenant's use and occupancy of the Premises.

                                  ARTICLE 17

                           ASSIGNMENT AND SUBLETTING

     Section 17.1   Tenant shall not assign or sublet the Premises or any part
     ------------
thereof, or otherwise transfer or encumber the Premises or any interest of Tenant therein or under this Lease, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed. Any provision in this Lease to the contrary notwithstanding, Landlord's consent shall not be required for an assignment or sublease to any person or entity who controls, is controlled by or is under common control with Tenant, or which merges with Tenant, results from a consolidation of Tenant and another entity or entities, or purchases substantially all of the assets of Tenant as a going concern ("Tenant Affiliate"), provided that, with respect to an assignment of this Lease to a Tenant Affiliate, before such assignment shall be effective,
(i) said Tenant Affiliate shall assume, in full together with the Tenant, the obligations of Tenant thereafter accruing under this Lease, (ii) Landlord shall be given not less than thirty (30) days prior written notice of such assignment and assumption, (iii) the use of the Premises by the Tenant Affiliate shall be as set forth in Section 6.1, and (iv) Tenant remains fully obligated on this Lease for the entire Lease Term. For purposes of this paragraph, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management, affairs and policies of anyone, whether through the ownership of voting securities, by contract or otherwise. Tenant shall not mortgage this Lease or execute and deliver to a trustee, a deed of trust affecting this Lease. The sale of capital stock through any public exchange or issuances for the sole purpose of raising financing shall not be deemed an assignment, subletting or any other transfer of this Lease or Premises. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder, and no subsequent subletting or assignment shall release any such assignor or sublessor of its obligations or alter its primary liability to pay rent and perform all other obligations to be performed by Tenant hereunder. In lieu of consenting to a proposed sublease of the entire Premises for the remainder of the Lease Term, Landlord may, at its sole election, terminate this Lease. Such election to terminate shall be made by Landlord's giving written notice thereof to Tenant. Any such termination shall be effective on the later of the scheduled commencement date of the proposed sublease or thirty (30) days after Landlord's notice of termination.

     Section 17.2   No interest of Tenant in this Lease shall be assignable by
     ------------
operation of law. Each of the following acts shall be considered an involuntary assignment.

          (a) If Tenant is or becomes bankrupt or insolvent, makes and assignment for the benefit of creditors, or institutes a proceeding under the federal bankruptcy laws in which Tenant is the bankrupt; of, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt of insolvent, or makes and assignment for the benefit of creditors;

          (b) If a writ of attachment or execution is levied on this Lease;

          (c) If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises.

          (d) An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant. If a writ of attachment or execution is levied on this Lease, Tenant shall have ten (10) days in which to cause the attachment or execution to be removed. If any involuntary proceeding in bankruptcy is brought against Tenant, or if a receiver is appointed, Tenant shall have thirty (30) days in which to have the involuntary proceeding dismissed or the receiver removed.

     Section 17.3   Regardless of Landlord's consent, no subletting or
     ------------
assignment shall release Tenant of Tenant's obligations hereunder or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignees of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant upon obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease. Tenant hereby agrees, and expressly waives any rights it may have under Civil Code Section 711 or otherwise, to claim that the provisions of this Article 17 or Landlord's exercise of its rights in accordance herewith constitute an unreasonable restraint on alienation or a breach of any duty of good faith and fair dealing, it being understood and agreed that the leasehold estate of Tenant hereunder is expressly limited by the restrictive provisions of this Article 17.

     Section 17.4   In the event Tenant shall assign or sublet the Premises or
     ------------
request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act the Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees (based upon actual time spent provided such time is reasonable and the attorneys' regular hourly rate) and any other expense incurred in connection therewith.

     Section 17.5   No assignment made with Landlord's consent or as hereinabove
     ------------
permitted, shall be effective until there shall have been delivered to Landlord an executed counterpart of such assignment containing an agreement, executed by the assignor and the proposed assignee, wherein and whereby such assignee assumes due performance of the obligations on the assignor's part thereafter to be performed under this Lease to the end of the term hereof.

     Section 17.6
     ------------

          (a) If at any time during the Lease Term Tenant desires either to sublet all or a portion of the Premises or to assign this Lease which requires Landlord's consent, Tenant shall give notice to Landlord setting forth the identity of the subtenant and the terms of the sublease, or the assignee and the terms of the assignment, as the case may be, together with a copy of the subtenant's or assignee's financial statements for the post three fiscal years and a copy of the proposed sublease or assignment agreement, as well as any other information reasonably requested by Landlord. Landlord shall approve or disapprove the proposed subletting or assignment within fifteen (15) days from receipt of all such items. In the event that Landlord fails to approve or disapprove the proposed subletting or assignment within such fifteen (15) day period, Landlord shall be deemed to have disapproved the subletting or assignment in question.

          (b) Any sublease permitted hereunder shall be subject and subordinated to the right of Landlord hereunder and shall contain substantially the following provision:

                    "Subtenant has been informed and understands that Sublandlord is the lessee under an underlying lease of the entire building of which the Subleased Premises form a part. In the event of any proceeding to terminate such underlying lease, or in the event of any action or proceeding for the exercise of a power of sale under a deed of trust or for the foreclosure of any mortgage to which this lease or such underlying lease is subordinate, Subtenant acknowledges that this lease shall be terminable by reason of any termination of such underlying lease, unless the lessor thereunder or the purchaser at a sale does not elect to terminate this lease, in which event Sublessor shall attorn to the lessor thereunder or to the purchaser at the sale on any such foreclosure."

          (c) Tenant shall furnish Landlord with fully executed or photocopies of all subleases of space in the Premises and with such information with respect thereto as Landlord may reasonably require.

     Section 17.7   Effective as of the date of the happening of an Event of
     ------------
Default or breach of this Lease (as described in Article 19 hereof) and after any applicable notice and cure period, but subject to the rights of the holder of any mortgage to which this Lease is subject and subordinate, Tenant hereby assigns to Landlord all of its right, title and interest in and to all present and future subleases and all rents due and to become due thereunder. After the effective date of such assignment, Landlord shall apply any net amount collected by it from subtenants to the Annual Base Rent or Additional Rent due hereunder. In the event of the failure of any subtenant to pay subrent to Landlord pursuant to the foregoing assignment alter the happening of any such Event of Default or breach of this Lease, any such rent thereafter collected by Tenant shall be deemed to constitute a trust fund for the benefit of Landlord.

     Section 17.8   If Tenant requests Landlord to consent to a proposed
     ------------
assignment or subletting, Tenant shall pay to Landlord upon demand, whether or not consent is ultimately given, Landlord's reasonable attorney's fees, accountant's fees, and other reasonable expenses incurred in connection with each such request, as additional rent. Following an assignment or subletting consented to by Landlord, Tenant or the assignee or subtenant shall remit directly to Landlord, payable as additional rent, fifty percent (50%) of all sums (including the value of consideration other than money or its equivalent) due to Tenant by said assignee or subtenant as consideration for said assignment or sublease, whether payable before, after or throughout the term of such assignment or sublease, to the extent said sums exceed the Annual Base Rent and other amounts then due hereunder for the affected space, and any applicable broker's commissions and reasonable attorneys' fees. Tenant (or assignee or subtenant) shall pay such sums to Landlord as the same fall due. No sums due or paid to Landlord pursuant to this Section 17.8 shall be credited against Annual Base Rent or Additional Rent (including additional amounts pursuant to this Section 17.8). The provisions of this Section 17.8 shall not, however, apply to any assignment or subletting to a Tenant Affiliate.

                                  ARTICLE 18

                                 SUBORDINATION

     Section 18.1   This Lease and all rights of Tenant hereunder are and shall
     ------------
be subject and subordinate to any mortgage, deed of trust or other instrument of security (including any renewals, modifications, consolidations, replacement and extension thereof) existing as of the date of this Lease or hereafter placed upon the Premises, the Building, or any portion of any of the foregoing, by Landlord; provided, however, as to any future encumbrancers, that the holder of such instrument enters into an agreement with Tenant, its successors and assigns, in which such holder agrees not to disturb the possession and other rights of Tenant under this Lease for so long as Tenant continues to perform its obligations hereunder and is not in default hereunder beyond any applicable grace and cure period, and, in the event of acquisition of title by such holder through foreclosure proceedings or otherwise, to accept Tenant as tenant of the Premises under the terms and conditions of this Lease, and to perform the Landlord's obligations hereunder. Tenant agrees to recognize and attorn to any person or entity acquiring title to the Premises as Landlord by purchase, foreclosure, or otherwise.

     Section 18.2   Tenant shall upon demand at any time or times execute,
     ------------
acknowledge and deliver to Landlord any and all reasonable instruments that may be necessary, proper or desirable to subordinate this Lease and all rights hereunder to the lien of any such mortgage or mortgages and each such renewal, modification, consolidation, replacement and extension. Upon full execution of this Lease, Landlord shall request from its current lender secured by the Premises a non-disturbance agreement with respect to this Lease. No failure of such lender to honor such request shall, however, be deemed a default by Landlord under this Lease.

                                  ARTICLE 19

                                    DEFAULT

     Section 19.1   If any of the following events shall occur herein referred
     ------------
to individually as an "Event of Default" and collectively as "Events of Default"), Tenant shall be deemed to be materially in default under this Lease:

          (a) If Tenant shall fail to pay any Rent or Additional Rent when and as the same becomes due and payable and such failure is not cured within three (3) business days after the delivery of notice from Landlord specifying such failure to pay; provided, however, that such notice shall be in lieu of and not in addition to any notice required under Section 1161 of the California Code of Civil Procedure and provided further, that if twice within any twelve month period the Tenant fails to pay any Rent or other sum when and as the same becomes due and payable, the cure provision set forth herein shall be reduced from three (3) business days to three (3) calendar days;

          (b) If Tenant shall fail to perform any of the other non-monetary duties required to be performed by Tenant under this Lease (and unless a different time period is specified in this Lease), and such failure shall continue for more than thirty (30) days after discovery thereof by Tenant; provided, however, that if such duty cannot reasonably be performed within such thirty (30) day period, Tenant shall have such additional time (up to sixty (60) days) as is reasonably necessary to perform such duty provided Tenant commences in good faith to perform such duty and thereafter diligently proceeds therewith to completion;

          (c) If Tenant shall make a general assignment for the benefit of creditors, or shall be unable to pay its debts generally as they become due file a petition in bankruptcy, be adjudicated bankrupt, file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, consent to, or acquiesce in, the appointment of a receiver, liquidator, trustee, custodian or other similar official of itself or of the whole or any substantial part of its properties or assets;

          (d) If, without Tenant's consent or acquiescence, (i) a court of competent jurisdiction shall enter an order, judgment or decree appointing a receiver, liquidator, trustee, custodian or other similar official of Tenant, or of the whole or any substantial part of the property or assets of Tenant and such order, judgment or decree shall remain unvacated, or not set aside, or unstayed, for thirty (30) days, or (ii) an involuntary case under said Bankruptcy Code shall be commenced against Tenant or a petition shall be filed against it seeking similar relief under any other present or future insolvency act or other applicable law relating, to bankruptcy, insolvency, reorganization or relief of debtors and such case of petition shall remain undismissed for thirty (30) days, or (iii) under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of Tenant or of the whole or any substantial part of its property or assets and such custody or control shall remain unterminated or unstayed for thirty (30) days;

          (e) If, in Landlord's reasonable judgment, Tenant shall vacate the Premises for such length of time and in such a manner as to endanger the security or proper maintenance of the Premises or if Tenant shall abandon the Premises;

          (f) If this Lease or the estate of Tenant hereunder shall be encumbered, mortgaged, transferred or shall pass to or devolve upon any other person or party, except in a manner permitted under Article 17 hereof.

     Section 19.2   At any time after the occurrence of a default (Tenant hereby
     ------------
waiving its right under Section 1161, subsection 2 of the California Code of Civil Procedure to have Landlord serve notice of default on Tenant within one year after rent becomes due), Landlord may serve Tenant with a notice of default, provided that nothing herein shall be deemed to require a notice as a condition to Landlord's right to utilize a remedy where notice is not otherwise required by law. Notices given under this Section 19.2 shall specify the alleged default and shall demand that Tenant, (i) if the default is one described in subsection 19.1(a) or 19.1(b) hereof, either quit the Premises or pay the rent or other amount that is due within three (3) days; or (ii) if the default is one described in subsection 19.1(d), 19.1(e), or 19.1(f) hereof, quit the Premises; or (iii) of the default is one described in subsection 19.1(c) hereof, either quit the Premises or cure the default within 30 days. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice. The notice requirements set forth in this Section 19.2 shall be in lieu of and deemed to satisfy the notice requirements of the unlawful detainer statutes of California, and Tenant waives any right it may have to any further or other notice of its default as a condition to Landlord's right to its remedies described hereunder including, without limitation, any right under Civil Code Section 1011 or any other law to delay performance due to service by mail.

     Section 19.3   Landlord shall have the remedies set forth in this Article
     ------------
19 if Tenant commits a default and, in the case of those defaults described in subsections 19.1 (a) and 19.1 (b), fails to cure same within the time provided in the notice of default (unless a default described in subsection 19.1(b) is excused for up to 60 days as provided in subsection 19.1(b)). These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law, equity or agreement of the parties. Landlord shall have the remedy described in California Civil Code section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations).

     Section 19.4
     ------------

          (a) Upon the occurrence of a default by Tenant, Landlord may continue this Lease in full force and effect, and this Lease shall continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent and other sums when due. During the period Tenant is in default, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant's account, provided that Landlord uses its reasonable good faith efforts to maximize the rent for the Premises, and, if Tenant has ceased to occupy the Premises, Landlord may alter or install locks and other security devices at the Premises. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, attorneys' fees, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting may be for a period equal to, shorter or longer than the remaining term of this Lease.

          (b) No act by Landlord allowed by this Section 19.4 shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent (which shall not be unreasonably withheld) Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Any such proposed assignment or subletting shall be subject to the provisions of Article 17 and Landlord's insistence on full compliance herewith as a condition far its consent shall be deemed not unreasonable.

          (c) If Landlord elects to relet the Premises as provided in the foregoing subsection 19.4(a), rent that Landlord receives from reletting shall be applied to the payment of: (i) first, any indebtedness from Tenant to Landlord other than rent due from Tenant; (ii) second, all costs incurred by Landlord in reletting, including, without limitation, brokers' fees or commissions for the reletting of the whole or any part of the Premises; the cost of removing and storing the property of Tenant or any other occupant, and the costs of repairing, altering, maintaining, remodeling or otherwise putting the Premises into condition acceptable to a new Tenant or Tenants; and (iii) third, rent due and unpaid under this Lease. After deducting the payments referred to in this subsection 19.4(e), any sum remaining from the rent Landlord receives from reletting shall be held by Landlord and applied in payment of future rent and other amounts as rent and such amounts become due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. If, on a date rent or other amount is due under this Lease, the rent received as of such date from the reletting is less than the rent or other amount due on that date, or if any costs, including without limitation for maintenance, which Landlord incurred in reletting remain after applying the rent received from the reletting as provided in this subsection 19.4(c), Tenant shall pay to Landlord upon demand, in addition to the remaining rent or other amount due, all such costs.

          (d) Tenant shall pay to Landlord the rent due tinder this Lease on the dates the rent is due, less the rent Landlord has received from any reletting which exceeds all costs and expenses of Landlord incurred in connection with Tenant's default and the reletting.

     Section 19.5   Upon the occurrence of a default by Tenant, Landlord may
     ------------
terminate Tenant's right to possession of the Premises or this Lease or both at any time after a default by Tenant by giving notice to Tenant of Landlord's election to do so and such termination shall be effective on the date set forth in such notice (subject only to any cure period provided by Section 19.1). Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. No act by Landlord other than giving notice to Tenant shall terminate this Lease. On such termination of this Lease, Landlord has the right to recover from Tenant:

          (a) The worth, at the time of the award; of the unpaid rent that had been earned at the time of termination of this Lease;

          (b) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

          (c) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, and

          (d) Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default, or which in the ordinary course of things would be likely to result therefrom, including, without limitation, brokers' fees or commissions and attorneys' fees incurred by Landlord in connection with reletting the whole or any part of the Premises; the costs of removing and storing the property of Tenant or of any other occupant; and the costs of repairing, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant or tenants.

          (e) "The worth, at the time of the award," as used in subsections 19.5(a) and 19.5(b) hereof, is to be computed by allowing interest at 10% or such higher maximum rate then permitted by law. "The worth, at the time of the award," as referred to in subsection 19.5(e) is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%.

     Section 19.6   Tenant hereby expressly waives any and all rights to recover
     ------------
or regain possession of the Premises or to reinstate or redeem this Lease to which it may be entitled by or under any present or future law or decisions including without limitation, Sections 1174 and 1179 of the California Code of Civil Procedure. In addition, Tenant hereby expressly waives any and all right to bring any action whatsoever against any tenant taking possession of the Premises after Tenant has been dispossessed or evicted hereunder, or to make any such tenant a party to any action brought by Tenant against Landlord.

     Section 19.7   Any personal property of Tenant or of any subtenant or
     ------------
occupant or other person which shall remain in, on or about the Premises after the expiration or termination of the term and Tenant's removal from the Premises shall be deemed to have been abandoned by Tenant and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit; or, at Landlord's option, Landlord may require Tenant forthwith to remove any or all of Tenant's property. If Tenant fails to do so, Landlord may remove any such property and place such property in storage in a public warehouse at the cost and risk of Tenant. If such personal property or any part hereof shall be sold, Landlord may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, the cost of moving and storage, any arrears of rent or other stuns payable hereunder and any damages to which Landlord may be entitled reader this Article 19 or pursuant to law, in the manner provided in Civil Code Sections 1980 -1991, or in any other lawful manner. Tenant waives all claims against Landlord with respect to any disposition of property permitted hereunder and shall hold Landlord harmless as to any loss, claim, damage or injury of any other person in connection with such disposition.

     Section 19.8
     ------------

          (a) Tenant hereby waives the requirement that any notice of default served pursuant to this Article 19 or trader the California unlawful detainer statutes shall be required to be served on any subtenant in possession or actual occupation of the Premises.

          (b) For purposes of Code of Civil Procedure Section 1011, concerning services of notices or papers during litigation, "residence" of Tenant shall mean and be the address for notices to Tenant under this Lease.

          (c) If Landlord commences any proceeding for possession of the Premises, Tenant may interpose in good faith any defenses Tenant may have to Landlord's action to recover possession, but Tenant shall not interpose any counterclaim or cross-complaint of whatever nature or description in any such proceedings for so long as Tenant maintains a right to possession of the Premises. Tenant's covenants to pay rent shall be independent of each and every other covenant of this Lease and Tenant hereby expressly waives any right Tenant may have to deduct Tenant's damages for Landlord's breach or default from rent or right to set off such damages for purposes of determining whether any rent is due in any unlawful detainer action brought on a basis of unpaid rent or other amount due hereunder. This shall not, however, be construed as a waiver of the right of Tenant to assert such claims in any separate action or actions brought by Tenant.

          (d) If Tenant fails to immediately commence and diligently and continuously prosecute to completion repairs or any of its other obligations hereunder required of Tenant after 10 days written notice by Landlord that it do so (or if Tenant fails to act promptly after such notice in the case of an emergency), then Landlord, in addition to all other remedies available hereunder or by law and equity, and without waiving any alternative remedies, including the right to declare Tenant in breach and default of this Lease, may make or perform the same, and in that event, Tenant shall reimburse Landlord, upon demand, as additional rent, for all costs Landlord incurs in taking steps to perform such obligations or repairs regardless of which party actually completes the same, together with interest from the date Landlord incurs the cost until paid at 10% per annum or if greater, the maximum rate permitted by law.

                                  ARTICLE 20

                                    NOTICES

     All notices which are required to be given by either party hereunder shall be in writing, sent by certified mail, postage prepaid, return receipt requested, or by express mail courier ("Courier") for next day delivery (i.e. Federal Express, DHL, etc.) and addressed to the parties it the following addresses:

Landlord:

     First State Realty of America, Inc.
     P.O. Box 703
     New Canaan, CT 06840-0703
with copies to:

     Peter S. Gummo, Esq.                    Ross G. Adler, Esq.
     46 Westchester Avenue        and        Hopkins & Carley
     Pound Ridge, NY 10576                   P.O. Box 1469
                                             San Jose, CA 95109-1469

Tenant:

     InterTrust Technologies Corporation
     4750 Patrick Henry Drive
     Santa Clara, CA 95054
     attention: Erwin Lenowitz

with a copy to:

     Garth E. Pickett, Esq.
     Hopkins & Carley
     P.O. Box 1469
     San Jose, CA 95109-1469

or to such other addresses and to such other persons as the parties may from time to time designate in writing, by notice as aforesaid. The time of giving of any such notice shall be deemed to be the earlier of (i) actual delivery; (ii) the date upon which delivery is attempted and said delivery is refused or rejected; (iii) one (1) day after sending by Courier; or (iv) two (2) days after mailing by certified mail; provided, however, that change of address notices shall be effective only upon actual receipt.

                                  ARTICLE 21

                             BROKER'S COMMISSIONS

     Landlord acknowledges and agrees that it shall pay the brokerage commissions of Colliers International and Cornish & Carey pursuant to a separate written agreement between Landlord and such brokers. Landlord and Tenant represent one to another that each has dealt only with Colliers International and Cornish & Carey as brokers in connection with this Lease. In the event of a breach of the foregoing representation, Tenant and Landlord shall indemnify and defend each other against, and hold one another harmless from, may and all claims, demands, liabilities, losses, lawsuits, judgments, damages, costs and expenses (including, but not limited to, attorneys' fees and court costs, whether incurred at the trial, appellate or administrative levels), which the other party may incur or suffer, or to which the other party may be subjected, as a result of such breach. Any liability hereunder shall survive the expiration or earlier termination of this Lease.

                                  ARTICLE 22

                          MECHANIC'S AND OTHER LIENS

     Section 22.1   Tenant shall not cause any lien, mortgage or other
     ------------
encumbrance upon the reversion or other estate of Landlord, or upon any interest of Landlord in the Premises or in the buildings or improvements thereon; it being agreed that should Tenant cause any Alterations or repairs to be made to the Premises, or cause any labor to be performed or material to be furnished therein, thereon or thereto, neither Landlord nor the Premises shall under any circumstances be liable for the payment of any expense incurred or for the value of any work done or material furnished, but all such Alterations and repairs, and labor and material, shall be made, furnished and performed at Tenant's expense, and Tenant shall be solely and wholly responsible to contractors, laborers and materialmen furnishing and performing such labor and material.

     Section 22.2   If, because of any act or omission (or alleged act or
     ------------
omission) of Tenant, any mechanic's or other lien, charge or order for the payment of money shall be filed against the Premises or any building or improvements thereon or against Landlord, or any conditional bill of sale, chattel mortgage, security agreement or financing statement shall be made or filed for or affecting any equipment or any materials used in the construction or alteration of, or installed in, any such building or improvement (whether or not such lien, charge or order, conditional bill of sale, chattel mortgage, security agreement or financing statement, is valid or enforceable as such), Tenant shall, at its own cost and expense, cause the same to be canceled and discharged of record or bonded within fifteen (15) days after notice of filing thereof. Tenant shall have the right to contest the correctness or the validity of any such lien if, immediately on demand by Landlord, Tenant procures and records a lien release bond issued by a corporation authorized to issue surety bonds in California, in an amount equal to one and one-half (1 1/2) times the amount of the claim of lien. The bond shall meet the requirement of Civil Code
Section 3143, and shall provide for the payment of any sum that the claimant may recover on the claim (together with costs of suit, if it recovers in the action).

                                  ARTICLE 23

                     NO RENT ABATEMENT AND QUIET ENJOYMENT

     Section 23.1   No abatement, diminution or reduction of Rent, charges or
     ------------
other compensation shall be claimed by or allowed to Tenant, or any persons claiming under it, except as may be specified in this Lease, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from the making of Alterations or repairs to any buildings now on or which may hereafter be erected on the Premises, by virtue or because of any present or future governmental laws, ordinances, requirements, orders, directions, rules or regulations or arising from any other cause or reason.

     Section 23.2   As long as Tenant is not in default of this Lease beyond any
     ------------
applicable cure period, Tenant shall quietly enjoy the Premises without disturbance by Landlord, or by anyone claiming a right to possession by or through Landlord, subject to the covenants, agreements, terms, provisions, and conditions of this Lease. This covenant of Landlord is in lieu of any covenant of quiet enjoyment implied by law.

                                  ARTICLE 24

                                  END OF TERM

     Section 24.1  Tenant shall, on the last day of the Lease Term, or upon the
     ------------
sooner termination of the Lease Term, peaceably and quietly surrender and deliver the Premises to Landlord free of subtenancies (unless Landlord shall consent to the continuance thereof), broom-clean, including all buildings and, subject to Section 11.3 herein, Alterations constructed, erected, added or placed by Tenant thereon, with all equipment in or appurtenant thereto, except Tenant's Personal Property in good order, condition and repair, reasonable wear and tear and damage caused by the acts of Landlord, its agents, contractors, or employees, by Landlord's failure to perform its obligations or by condemnation, fire, or other casualty excepted.

     Section 24.2  Any trade fixtures or personal property not used in
     ------------
connection with the operation of the Premises and belonging to Tenant or any assignee or subtenant, if not removed upon surrender of possession or abandonment by Tenant or such assignee or subtenant shall, if Landlord shall so elect or unless Landlord shall consent to the continuance of such subtenancy, be deemed abandoned and become the property of Landlord without any payment or offset therefor. If Landlord shall not so elect, Landlord may remove such fixtures or property from the Premises and store them at Tenant's risk and expense. Except for Landlord's gross negligence and willful misconduct, Tenant shall repair and restore, and save Landlord harmless from, all damage to the Premises caused by the removal therefrom, whether by Tenant or by Landlord, of all such trade fixtures and personal property.

     Section 24.3  Upon surrendering the Premises to Landlord as provided
     ------------
herein, Tenant will pay to Landlord all deposits or other security and all unapplied prepaid rents received from subtenants and other occupants whose tenancies may continue beyond the last day of the term of this Lease or the sooner termination thereof and will deliver to Landlord all original subleases and modifications thereof, and copies of all lease files, plans, records, registers and all other papers and documents which may be required for the proper operation and management of the Premises and are then in Tenant's possession. It is agreed that Landlord will suffer irreparable injury if such records, papers and documents are not so delivered and that Landlord shall be entitled to mandatory injunction (including a temporary mandatory injunction pendente lite) to enforce such delivery. Tenant shall have access to any
-------- ----
records, papers and documents so delivered to such extent and at such times as the same may be reasonably required after the last day of the Lease Term or such sooner termination thereof. Nothing herein shall require Landlord to recognize any such existing sublease as continuing in effect after such last day or sooner termination.

     Section 24.4  The provisions of this Article 24 shall survive the
     ------------
expiration or sooner termination of this Lease.

                                  ARTICLE 25

                             ESTOPPEL CERTIFICATE

     Section 25.1  Tenant shall, without charge, at any time and from time to
     ------------
time hereafter, within ten (10) days after delivery to Tenant of a request by Landlord, certify by a written instrument duly executed and acknowledged to any mortgagee or purchaser, or any other person, firm or corporation specified by Landlord, as to the validity and force and effect of this Lease, in accordance with its tenor, as then constituted, as to the existence of any default on the part of any party thereunder, as to the existence of rely offsets, counterclaims or defenses thereto on the part of Tenant, and as to any other matters which may be reasonably requested by Landlord or such mortgagee, purchase, or other person.

                                  ARTICLE 26

                             HAZARDOUS SUBSTANCES

     Section 26.1  Tenant represents and warrants that it is not currently in
     ------------
violation of any Environmental Requirement regarding Hazardous Materials and has not received any notice of violation, lien, complaint, suit, order or other notice with respect to any Environmental Requirement and that the Tenant's current operations are in full compliance with all Environmental Requirements.

     Section 26.2  Except with respect to any Hazardous Materials present on the
     ------------
Premises prior to the Commencement Date and undisturbed at any time by Tenant or Tenant's agents, employees, contractors, licensees, or invitees, Tenant shall comply in all respects with all Environmental Requirements at the Premises and will not generate, store, handle, process or dispose of or otherwise use Hazardous Materials at, in, on, under or about the Premises, in violation of any Environmental Requirements. If at any time it is determined that Tenant is in violation of this Section 26.2, the Tenant will take such action as is necessary in accordance with relevant Environmental Requirements, at its sole cost and expenses, to remedy such violation. If the undersigned fails to do so following notice from Landlord, Landlord may, but shall not be obligated to, take such action it deems is necessary or desirable to remedy such violation at the expense of the Tenant. All stuns so expended shall be immediately due and payable on demand and shall bear interest at the highest rate permitted by law.

     Section 26.3  Tenant will defend, indemnify and hold harmless Landlord from
     ------------
and against any and all claims, demands, penalties, causes of action, fines, losses, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise, including without limitation, reasonable counsel and consultant fees and expenses, court costs and litigation expenses, arising out of or in anyway related to any breach of this Article 26, any damage or injury resulting from any such Hazardous Material stored, generated, disposed of or used by Tenant or its agents, employees or contractors in, on or about the Premises and/or any related violation of any Environmental Requirement by Tenant or its agents, employees, or contractors.

     Section 26.4  The obligations and liabilities of the Tenant under this
     ------------
Article 26 shall survive the termination of the Lease and shall continue in full force and effect.

     Section 26.5  Notwithstanding anything contained in this Lease to the
     ------------
contrary, Tenant shall have no responsibility with respect to any Hazardous Materials located at, in, on, under, or about the Premises prior to the Commencement Date that were not caused by Tenant, its agents, employees, or contractors, except to the extent any such Hazardous Materials are disturbed by any act of Tenant, or its agents, employees, contractors, licensees, or invitees.

                                  ARTICLE 27

                             PARKING ENTITLEMENTS

     Section 27.1  Tenant's Parking Entitlements.  Tenant shall be entitled to
     -------------------------------------------
the exclusive use of the entire parking area improvements located on the Premises on the Effective Date of this Lease, including, without limitation, the non-striped parking areas of the Premises, such as the concrete apron, during the Term. With the prior written consent of the Landlord, Tenant may reconfigure the existing parking spaces on the Premises and add parking spaces in accordance with all applicable laws and regulations, including, without limitation, the Americans with Disabilities Act, and Tenant shall be entitled to install signage in conformance with Landlord-approved plans indicating parking spaces for Tenant's visitor parking and other reserved parking. Landlord shall have no responsibility for policing or otherwise enforcing parking rights in the Premises.

                                  ARTICLE 28

                                 MISCELLANEOUS

     Section 28.1  The covenants and conditions contained in this Lease shall be
     ------------
binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     Section 28.2  Time is of the essence in each and every provision of this
     ------------
Lease.

     Section 28.3  This Lease shall not be recorded without the prior written
     ------------
consent of Landlord.

     Section 28.4  If any provision of this Lease or the application thereof to
     ------------
any persons or circumstances shall to any extent be held to be invalid or unenforceable, neither the remainder of this Lease nor the application of such provision to persons or circumstances other than those as to whom or which it is held to be invalid or unenforceable shall be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     Section 28.5  In the event of any litigation or other proceedings involving
     ------------
the parties hereto for the enforcement of any of the provisions of this Lease, or any right of Landlord or Tenant in such litigation or other proceedings, the unsuccessful party in such litigation or other proceedings hereby agrees to pay to the successful party all costs and expenses, including reasonable attorney's fees and court costs (whether incurred at the trial, appellate or administrative levels), incurred by the successful party in such litigation or other proceedings, all of which may be included in, and is a party of, any judgment or decision rendered in such litigation or other proceedings.

     Section 28.6   This Lease shall be construed and enforced in accordance
     ------------
with the laws of the State of California, without reference to choice of law rules.

     Section 28.7   All references herein to a "mortgage" shall be deemed to
     ------------
include a deed of trust and all references to a "mortgagee" shall be deemed to include the holder era deed of trust.

     Section 28.8   The terms of this Lease are intended by the parties hereto
     ------------
as a final expression of their agreement with respect to the subject matter hereof, and may not be contradicted by evidence or any prior or contemporaneous agreement. The parties further intend that this Lease constitute the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any proceedings, if any (judicial or otherwise), other than by written agreement, executed by all of the parties hereto or their successors in interest.

     Section 28.9   The headings of the various articles of this Lease are
     ------------
intended solely for means of reference, and are not intended for any purposes whatsoever to modify, explain or place any construction on any of the provisions of this Lease.

     Section 28.10  Tenant shall provide Landlord copies of all engineering,
     -------------
architectural and inspections reports it obtains for the Premises and shall provide Landlord with a corporate resolution authorizing Tenant to enter into this transaction, or other evidence satisfactory to Landlord of the authority of Tenant to enter into this transaction.

     Section 28.11  This Lease may be executed in two or more identical
     -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 28.12  Tenant agrees that if Landlord shall fail to perform any
     -------------
covenant or obligation on its part to be performed, and as a consequence thereof, or if on any other claim by Tenant concerning the Premises or this Lease, Tenant shall recover a money judgment against Landlord, then such judgment shall be satisfied only out of Landlord's estate in the Premises or insurance maintained by Landlord, and Landlord shall have no personal or further liability whatsoever with respect to any such default or judgment.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease on the dates set forth below and it shall be effective as of the later of such dates.

                         LANDLORD:
                         ---------

                         FIRST STATE REALITY OF AMERICA, INC.


                         By:  /s/ Peter S. Gummo
                              ---------------------------------
                              Peter S. Gummo, President

                         TENANT:
                         -------

                         INTERTRUST TECHNOLOGIES CORPORATION


                         By:  /s/ Erwin N. Lenowitz
                              ---------------------------------

                         Its: CFO
                              ---------------------------------


                         By:___________________________________

                         Its:__________________________________

                                   EXHIBIT A

Situated in the State of California, County of Santa Clara, City of Santa Clara and is described as follows:

All of Parcel 19, as shown upon that certain Map entitled, "Parcel Map being a Resubdivision of Parcels 1, 3, 4, 5, and 9 and areas A, B and D, as shown on Parcel Map 3399, recorded in Book 368 of Maps, at pages 36 and 37, Santa Clara County Records", which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on December 29, 1976 in Book 386 of Maps, at pages 4 and 5.

                                   EXHIBIT B

1.   A Bond No. 52A, Assessment No. 9, for Marriott Business Park Unit 1.

2.   A Bond No. 50R, Assessment No. 445, for Bayshore North Improvement.

3.   Covenants, conditions and restrictions in the declaration,
     Executed by:   Marriott Corporation, a Delaware corporation
     Recorded:      March 15, 1976 in Book B915, at page 228, of official
                    records said covenants, conditions and restrictions were
                    modified by instrument:
     Recorded:      November 16, 1977 in Book D281, at page 411, official
                    records

4. An easement for the purposes shown and incidental purposes as contained in the instrument,
     In favor of:   The City of Santa Clara, California, a municipal
                    corporation
     Purpose:       Underground electrical easements
     Affects:       Said land
     Recorded:      December 1, 1976 in Book C444, at page 600, official records

5.   Agreement For: The installation and maintenance of landscape improvements
     Dated:         December 14, 1976
     Executed By:   The City of Santa Clara, a Municipal Corporation
     Recorded:      December 17, 1976 in Book C484, at page 109, official
                    records

6.   Easement in
     favor of:      City of Santa Clara
     Purpose:       Installation and repair of underground electrical systems
                    together with right of way
     Affects;       The northerly 10 feed of the southerly 38 feet of the
                    westerly 243 feet of the easterly 253 feet of parcel 19 of that parcel map filed for record December 29, 1976 in book
                    386 of maps at pages 4 and 5, Santa Clara records

     Recorded:      April 11, 1979, in book E409, at page 558, official records

     Any matters arising subsequent to April 13, 1982 provided the same do not materially interfere with Tenant's intended use of the Premises.